UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SSNYY	ASX

ITEM 2.02	Results of Operations and Financial Conditions.

On May 2, 2019, Samson Oil & Gas Limited (the “Company”) filed its Australian Stock Exchange (ASX) quarterly report for the three months ended March 31, 2019, with the ASX. A copy of the ASX quarterly report is furnished as Exhibit 99.1 hereto.

The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01	Regulation FD Disclosure.

On May 1, 2019, the Company issued a press release relating to the matters discussed in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information contained in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events.

On May 1, 2019, the Company issued a press release announcing its intent to seek approval to resume trading of the Company’s ordinary shares on the ASX.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	ASX quarterly report of Samson Oil & Gas Limited for the three-month period ended March 31, 2019

99.2	Press release of Samson Oil & Gas Limited dated May 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019

Samson Oil & Gas Limited

	By:	/s/ Janna Blanter
Janna Blanter
Chief Financial Officer